UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2016

JTD
Nuveen Tax-Advantaged Dividend Growth Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund’s investment portfolio is managed by three affiliates of Nuveen, LLC: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management (NAM). James R. Boothe, CFA, serves as portfolio manager for the Santa Barbara dividend-growth equity strategy. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. Keith B. Hembre, CFA, and David A. Friar oversee the call option program from NAM.

On December 21, 2016, a secondary benchmark change was approved for the Fund as it more closely aligns with the Fund’s mandate. Effective December 31, 2016, the new secondary Blended Index is a blended return consisting of 50% of the return of the S&P 500® Index, 12.5% of the BofA/Merrill Lynch U.S. Preferred Securities DRD Index (P0D0), 12.5% BofA/Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.

Here the portfolio managers review economic and market conditions, their management strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the U.S. Fed raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets. However, after digesting the “shock,” U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower through the end of the reporting period.

During the first few months of 2016, equity performance in the U.S. was marked by tremendous volatility. January through mid-February 2016 saw a steep market decline, which was then followed by a sharp recovery through March 2016. As the first half of 2016 came to a close, many investors focused on the implications of Britain voting to exit the European Union, or “Brexit.” The high level of uncertainty generated by the historic referendum caused a spike in market volatility and led to the S&P 500® Index backtracking on all 2016 year-to-date gains over the days following the vote. These losses were recovered fairly quickly, however, as many investors were relieved at how the immediate fallout from Brexit appeared to be minor. This created a perception of more room for the Fed to seriously contemplate another rate hike and led to market participants recovering their risk appetites causing weaker performance from traditionally defensive sectors. In November 2016, the unexpected election of Donald Trump sparked a substantial rally after some initial market hesitancy. Cyclical sectors generally benefited most, as investors broadly appeared to expect businesses in these sectors to be advantaged by decreased regulations and taxation. Energy companies further benefited from an Organization of the Petroleum Exporting Countries (OPEC) agreement to cut oil production, which resulted in greater oil prices. In contrast, defensive sectors lagged as investors rotated into the areas expected to be impacted

6	NUVEEN

most by Trump-related growth. Additionally, defensive companies with relatively high yields became less attractive in light of a December 2016 Fed rate hike and expectations for multiple further hikes in 2017, as the justifications for their bond-alternative status were diminished. The preferred market experienced similar bouts of volatility, as the BofA/Merrill Lynch Fixed Rate Preferred Securities Index returned 2.32% for the reporting period.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2016?

The Fund invests primarily in dividend paying common stocks of mid to large cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid to large cap companies, and will write (sell) call options on various equity market indexes. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

In the equity portion of the Fund’s portfolio, we maintained a consistent strategy seeking to provide a higher dividend yield and a lower price volatility than the S&P 500® Index. We achieved this by focusing on high quality companies that are growing their dividends.

The fixed-income portion of the Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt or preferred securities offered by a particular company. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk- adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside risk management.

The Fund also wrote S&P 500® Index call options, led by the NAM team, with average expirations between 30 and 90 days. This is done in an effort to enhance returns, although it means the Fund may relinquish some of the upside potential of its equity portfolio.

How did the Fund perform during this twelve-month reporting period ended December 31, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and since inception periods ended December 31, 2016. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ending December 31, 2016, the Fund’s common shares at NAV underperformed the S&P 500® Index, its old Blended Index and its new Blended Index.

Santa Barbara

In the equity portion of the Fund managed by Santa Barbara, stock selection effects were the primary driver of underperformance. These effects were seen most prominently in the consumer staples sector, where several holdings were negatively affected by investors rotating into the areas expected to be impacted most by increasing global growth. Holdings in the materials, information technology, industrials and utilities sectors also detracted from relative performance.

Underperformance was partly limited by health care holdings, primarily driven by a single holding, UnitedHealth Incorporated, which performed well despite a difficult industry environment. The company has produced sales growth above consensus forecasts due to stronger than expected premiums. UnitedHealth’s management team has maintained a positive outlook, highlighting new and retained business in the benefits and supportive care divisions.

Major bank JP Morgan Chase & Co. was another contributor to absolute performance. During the reporting period the bank experienced healthy trading operations, particularly in fixed income securities. Loan and deposit growth was also positive, which could prove beneficial in a rising rate environment. Further, the bank has effectively controlled costs and has been able to lower both loan and legal reserves.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Major oil/gas producer Chevron Corporation also contributed to absolute performance. We find the company effectively utilized its operational flexibility to navigate the weak oil price environment in the early part of the reporting period. As oil prices improved thereafter, particularly following the OPEC agreement to cut oil production, Chevron further exceled.

Pharmaceutical company Novo-Nordisk A/S was the largest detractor from absolute performance during the reporting period. We believe pricing concerns and related earnings guidance downgrades have led to investor pessimism regarding the company’s long-term growth outlook. We find such pessimism to be overdone, however. In our view, trends for increasing instances of obesity and diabetes globally make for a compelling environment for Novo Nordisk, given the company’s position as a leader in treatment for these important health concerns.

Pharmacy health care provider CVS Health Corporation was another detractor from absolute portfolio performance. The company reduced earnings guidance as a result of losing some prescription business to competition. CVS has stated that 2017 will be a challenging year, but the company has plans to resume growth by 2018 via new products and savings programs. We’re carefully monitoring the details of these plans in order to determine appropriate exposure to the company.

Swiss pharmaceutical company Novartis AG also detracted from absolute performance. The company has been challenged due to the patent expiration of its blood cancer treatment Gleevec, as well as difficulties in launching its heart failure treatment Entresto. The company’s eye care division Alcon has also struggled. We recognize these challenges and others, but we also appreciate Novartis’s relative stability in the midst of a difficult European environment.

NWQ

In the portion of the Fund managed by NWQ, security selection within the industrial and real estate sectors contributed to performance. An overweight in the insurance and financial sectors and underweight in the banking sector mitigated those gains. Several positions positively contributed to performance. ArcelorMittal senior debt was a top contributor to performance in the industrial sector. The company is the world’s leading integrated steel and mining company. A rebound in steel prices along with a $3 billion capital injection to the firm both have helped support the performance of the senior note. Also contributing to performance was the preferred stock of SLM Corporation. SLM, which engages in the origination, servicing and administration of educational loans, rebounded during the reporting period. Lastly, performance was benefited by the senior notes of Communications Sales & Leasing Inc., a real estate investment trust (REIT) that is engaged in the acquisition and construction of mission critical communications infrastructure and is a leading provider of wireless infrastructure solutions for the communications industry. The telecommunications firm performed well as the company announced their first planned acquisition and noted a robust merger and acquisition (M&A) pipeline, which was well received by the market.

Several mortgage REIT holdings detracted from performance, including RAIT Financial Trust and AG Mortgage Investment Trust. Performance in the mortgage REITs space has been pressured since the November 2016 election results. Like other income producing assets, REITs sold off with Treasury yields as markets reacted to the election. The preferreds issued by RAIT and AG Mortgage both were negatively impacted. Also detracting from performance were the senior debt of Gibson Brands Inc. Gibson underperformed as the company’s entry into the consumer electronics business has experienced difficulties, which have weighed on its financial performance. This was partially offset by strength in its guitar business.

NAM

As mentioned previously, the Fund also writes call options with average expirations between 30 and 90 days. This is done in an effort to enhance returns, although it means the Fund will relinquish some of the upside potential of its equity portfolio. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to approximately 20%. At other times, we increased the overwrite percentage to approximately 35% when

8	NUVEEN

we anticipated the equity markets to be flat or decline. Earlier in the reporting period and in the days leading up to the Brexit vote, we were able to take advantage of the higher stock market volatility which increased the Fund’s net call option premiums received. However, during periods when the markets rose quickly, the Fund did not capture as much of the upside potential. The effect on performance for the reporting period was negative. During the second half of the reporting period, in particular the fourth quarter, we had a lower overwrite percentage. When the markets appreciated, we were well positioned to capture most of the upside potential; however, we were still not able to capture all of it. Also detracting were our call options on the Russell 2000® Index. The Russell 2000® Index ended the twelve-month reporting period up 21.34%, which made selling call options on the Index less attractive.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a negative impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of December 31, 2016, the Fund’s percentages of leverage are shown in the accompanying table.

JTD
Effective Leverage*	31.86%
Regulatory Leverage*	31.86%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	December 31, 2016	Average Balance Outstanding	Draws	Paydowns	February 28, 2017
$100,000,000	$11,000,000	$(6,000,000)	$105,000,000	$100,803,962	$ —	$ —	$105,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

10	NUVEEN

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2016, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

NUVEEN	11

Common Share Information (continued)

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2016

	Per Share Regular Distributions		Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year						1-Year	5-Year
6/2007	$0.3100	$1.2400	$0.5430	$(0.5314)	$4.1576	8.00%	8.00%	6.93%	10.43%

[1]	Current distribution per share, annualized, divided, by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution represents a “managed distribution” rate. For this Fund, at least in the just completed fiscal year, distributions were predominately comprised of sources other than net investment income as shown in the table immediately below.

The following table provides the Fund’s distribution sources as of December 31, 2016.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2016

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
43.84%	0.00%	56.16%	$1.2400	$0.5436	$0.0000	$0.6964

[1]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE REPURCHASES

During August 2016, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTD
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,450,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTD
Common share NAV	$15.50
Common share price	$13.93
Premium/(Discount) to NAV	(10.13)%
12-month average premium/(discount) to NAV	(10.49)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility, and dividend-paying stocks may not sustain their current dividends. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTD.

NUVEEN	13

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
JTD at Common Share NAV	6.93%	10.43%	5.80%
JTD at Common Share price	9.22%	11.01%	5.10%
Blended Index (New Comparative Benchmark)	8.55%	10.90%	5.01%
Blended Index (Old Comparative Benchmark)	8.70%	10.86%	4.34%
S&P 500® Index	11.96%	14.66%	6.64%

Since inception returns are from 6/26/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	109.3%
Convertible Preferred Securities	1.4%
$25 Par (or similar) Retail Preferred	20.8%
Corporate Bonds	4.0%
$1,000 Par (or similar) Institutional Preferred	10.1%
Repurchase Agreements	7.6%
Other Assets Less Liabilities	(6.4)%
Net Assets Plus Borrowings	146.8%
Borrowings	(46.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	17.0%
Pharmaceuticals	5.3%
Oil, Gas & Consumable Fuels	4.6%
Insurance	4.0%
Electric Utilities	3.9%
IT Services	3.5%
Capital Markets	3.3%
Diversified Telecommunication Services	3.1%
Equity Real Estate Investment Trusts	2.8%
Consumer Finance	2.6%
Software	2.6%
Containers & Packaging	2.4%
Beverages	2.3%
Health Care Providers & Services	2.3%
Biotechnology	2.3%
Wireless Telecommunication Services	2.2%
Industrial Conglomerates	2.2%
Automobiles	2.1%
Food Products	2.1%
Chemicals	2.0%
Household Products	2.0%
Professional Services	2.0%
Repurchase Agreements	5.0%
Other	18.4%
Total	100%

Top Five Issuers

(% of total long-term
investments)1

Wells Fargo & Company	2.4%
UnitedHealth Group Incorporated	2.3%
JP Morgan Chase & Co.	2.2%
Microsoft Corporation	1.9%
Accenture Limited	1.9%

Country Allocation

(% of total investments)1

United States	72.6%
United Kingdom	6.0%
France	3.8%
Japan	3.7%
Canada	2.4%
Other	11.5%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Tax-Advantaged Dividend Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2013 were audited by other auditors whose report dated February 27, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 28, 2017

16	NUVEEN

JTD

Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 145.6% (95.0% of Total Investments)

	COMMON STOCKS – 109.3% (71.3% of Total Investments)

	Aerospace & Defense – 2.8%

14,304	Lockheed Martin Corporation	$3,575,142
155,742	Safran SA, (2)	2,798,684
	Total Aerospace & Defense	6,373,826

	Automobiles – 3.3%

35,074	Daimler AG, (2)	2,607,752
136,030	General Motors Company, (3)	4,739,285
	Total Automobiles	7,347,037

	Banks – 15.2%

48,112	BOC Hong Kong Holdings Limited, (2)	3,444,040
217,933	Danske Bank A/S, (2)	3,310,947
83,342	JP Morgan Chase & Co., (3)	7,191,579
604,644	Lloyds Banking Group PLC	1,874,396
503,197	Mitsubishi UFJ Financial Group Inc.	3,099,694
129,084	Swedbank AB, (2), (3)	3,117,379
63,858	Toronto-Dominion Bank	3,150,754
111,981	Wells Fargo & Company, (4)	6,171,271
115,987	Westpac Banking Corporation, (WI/DD), (3)	2,723,375
	Total Banks	34,083,435

	Beverages – 3.5%

64,129	Heineken NV, (2)	2,399,066
51,472	PepsiCo, Inc., (3)	5,385,515
	Total Beverages	7,784,581

	Biotechnology – 3.4%

84,552	AbbVie Inc.	5,294,646
149,023	Grifols SA	2,394,800
	Total Biotechnology	7,689,446

	Capital Markets – 1.5%

8,968	BlackRock Inc.	3,412,683

	Chemicals – 2.8%

24,737	Monsanto Company, (3)	2,602,580
32,125	Praxair, Inc., (4)	3,764,729
	Total Chemicals	6,367,309

	Consumer Finance – 2.1%

64,835	Discover Financial Services, (3), (4)	4,673,955

	Containers & Packaging – 3.7%

76,843	Amcor Limited, (2)	3,327,402
59,224	Packaging Corp. of America	5,023,380
	Total Containers & Packaging	8,350,782

	Diversified Financial Services – 1.0%

28,246	Orix Corporation	2,198,386

NUVEEN	17

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Diversified Telecommunication Services – 3.8%

143,048	AT&T Inc. (3)	$6,083,831
96,854	HKT Trust and HKT Limited, (2)	2,376,022
	Total Diversified Telecommunication Services	8,459,853

	Electric Utilities – 5.0%

46,113	NextEra Energy Inc. (4)	5,508,659
267,177	Red Electrica Corporacion SA, (2)	2,492,761
171,195	Scottish and Southern Energy PLC, (2)	3,256,129
	Total Electric Utilities	11,257,549

	Equity Real Estate Investment Trusts – 1.0%

29,512	Extra Space Storage Inc.	2,279,507

	Food & Staples Retailing – 1.9%

53,460	CVS Health Corporation (3)	4,218,529

	Food Products – 1.1%

191,702	Groupe Danone, (2)	2,411,611

	Health Care Equipment & Supplies – 0.8%

23,672	Medtronic, PLC	1,686,157

	Health Care Providers & Services – 3.3%

46,582	UnitedHealth Group Incorporated (3), (4)	7,454,979

	Hotels, Restaurants & Leisure – 1.4%

171,104	Compass Group PLC, (2)	3,196,223

	Household Durables – 1.8%

22,321	Whirlpool Corporation (4)	4,057,288

	Household Products – 3.1%

68,365	Colgate-Palmolive Company (4)	4,473,806
146,805	Reckitt and Benckiser, (2)	2,466,324
	Total Household Products	6,940,130

	Industrial Conglomerates – 2.4%

46,420	Honeywell International Inc. (3), (4)	5,377,757

	IT Services – 5.4%

53,604	Accenture Limited (3), (4)	6,278,635
77,342	Fidelity National Information Services (4)	5,850,149
	Total IT Services	12,128,784

	Machinery – 1.3%

39,403	Ingersoll Rand Company Limited, Class A	2,956,801

	Media – 1.3%

26,392	WPP Group PLC (4)	2,920,539

	Oil, Gas & Consumable Fuels – 6.9%

45,723	Chevron Corporation (3)	5,381,597
67,948	Enbridge Inc.	2,861,970
48,442	Phillips 66 (4)	4,185,873
61,151	Total SA, Sponsored ADR	3,116,866
	Total Oil, Gas & Consumable Fuels	15,546,306

18	NUVEEN

Shares	Description (1)			Value

	Personal Products – 1.8%

54,630	L’Oreal, (2), (3)			$1,989,078
47,965	Unilever NV			1,952,176
	Total Personal Products			3,941,254

	Pharmaceuticals – 8.1%

34,344	Johnson & Johnson (4)			3,956,772
53,839	Novartis AG, Sponsored ADR (4)			3,921,633
61,553	Novo-Nordisk A/S (3)			2,207,291
156,865	Pfizer Inc. (4)			5,094,975
72,148	Sanofi-Aventis (3), (4)			2,917,665
	Total Pharmaceuticals			18,098,336

	Professional Services – 3.1%

114,784	Experian PLC, (2)			2,216,479
111,230	Nielsen Holdings PLC (3)			4,666,099
	Total Professional Services			6,882,578

	Road & Rail – 2.3%

49,847	Union Pacific Corporation (4)			5,168,137

	Software – 3.9%

101,956	Microsoft Corporation (4)			6,335,544
29,083	SAP SE, Sponsored ADR (4)			2,513,644
	Total Software			8,849,188

	Specialty Retail – 2.1%

66,154	Lowe’s Companies, Inc. (3), (4)			4,704,872

	Technology Hardware, Storage & Peripherals – 2.7%

53,045	Apple, Inc. (3), (4)			6,143,672

	Textiles, Apparel & Luxury Goods – 1.5%

64,012	VF Corporation			3,415,040

	Trading Companies & Distributors – 1.7%

144,514	Itochu Corporation, (2)			3,845,946

	Wireless Telecommunication Services – 2.3%

236,156	KDDI Corporation, (2), (3)			2,987,373

91,405	Vodafone Group PLC, Sponsored ADR			2,233,024
	Total Wireless Telecommunication Services			5,220,397
	Total Common Stocks (cost $187,152,114)			245,442,873

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.4% (0.9% of Total Investments)

	Banks – 0.9%

975	Bank of America Corporation	7.250%	BB+	$1,137,630
700	Wells Fargo & Company	7.500%	BBB	833,000
	Total Banks			1,970,630

	Diversified Telecommunication Services – 0.1%

2,800	Frontier Communications Corporation	11.125%	N/R	199,024

NUVEEN	19

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Coupon	Ratings (5)	Value

	Electric Utilities – 0.3%

8,450	Great Plains Energy Inc.	7.000%	N/R	$427,570
8,800	NextEra Energy Inc.	6.123%	BBB	431,024
	Total Electric Utilities			858,594

	Pharmaceuticals – 0.1%

300	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	194,190
	Total Convertible Preferred Securities (cost $3,456,805)			3,222,438

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 20.8% (13.6% of Total Investments)

	Banks – 5.0%

33,065	Boston Private Financial Holdings Inc.	6.950%	N/R	$827,948
4,615	Citigroup Inc. (4)	8.125%	BB+	128,066
17,200	Citigroup Inc.	7.125%	BB+	481,256
8,700	Cobank Agricultural Credit Bank, (2)	6.250%	BBB+	882,235
2,209	Cobank Agricultural Credit Bank, (2)	6.125%	BBB+	215,378
29,100	Fifth Third Bancorp.	6.625%	Baa3	795,303
31,776	FNB Corporation	7.250%	Ba2	898,308
18,106	HSBC Holdings PLC	8.000%	Baa1	467,135
32,000	Huntington BancShares Inc.	6.250%	Baa3	809,600
15,765	KeyCorp	8.233%	Baa3	401,850
32,975	KeyCorp	6.125%	Baa3	862,626
25,700	People’s United Financial, Inc.	5.625%	BB+	664,345
15,211	Private Bancorp Incorporated	7.125%	N/R	397,159
41,202	Regions Financial Corporation	6.375%	Ba1	1,093,089
56,493	U.S. Bancorp.	6.500%	A3	1,598,187
9,225	Western Alliance Bancorp.	6.250%	N/R	221,031
21,224	Zions Bancorporation	7.900%	BB–	543,759
	Total Banks			11,287,275

	Capital Markets – 3.0%

6,700	Apollo Investment Corporation	6.875%	BBB–	168,706
25,675	Apollo Investment Corporation	6.625%	BBB–	646,240
22,570	Capitala Finance Corporation	7.125%	N/R	576,438
36,400	Charles Schwab Corporation	6.000%	BBB	919,828
11,059	Fifth Street Finance Corporation	6.125%	BBB–	271,498
4,360	Gladstone Capital Corporation	6.750%	N/R	111,049
1,520	Hercules Technology Growth Capital Incorporated	7.000%	BBB–	38,927
23,881	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	606,577
37,900	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	911,116
32,400	Morgan Stanley	7.125%	Ba1	911,412
30,802	Solar Capital Limited	6.750%	BBB–	775,902
32,600	Stifel Financial Corporation	6.250%	BB–	810,436
2,472	Triangle Capital Corporation	6.375%	N/R	62,789
	Total Capital Markets			6,810,918

	Consumer Finance – 1.4%

30,150	Capital One Financial Corporation	6.700%	Baa3	782,694
18,225	Discover Financial Services	6.500%	BB–	468,018
32,855	GMAC Capital Trust I	8.125%	B+	834,517
22,115	SLM Corporation, Series A	6.970%	Ba3	1,132,288
	Total Consumer Finance			3,217,517

	Diversified Financial Services – 0.6%

35,300	KKR Financial Holdings LLC	7.375%	BBB	916,388
12,444	Main Street Capital Corporation	6.125%	N/R	320,060
	Total Diversified Financial Services			1,236,448

	Diversified Telecommunication Services – 0.2%

16,000	Qwest Corporation	6.875%	BBB–	387,200

20	NUVEEN

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trusts – 3.0%

16,000	Cedar Shopping Centers Inc., Series A	7.250%	N/R	$389,600
31,350	DDR Corporation	6.500%	Baa3	768,075
33,600	Digital Realty Trust Inc.	7.375%	Baa3	912,240
31,651	Dupont Fabros Technology	0.000%	Ba2	802,669
17,225	LaSalle Hotel Properties	0.000%	N/R	400,826
22,900	Northstar Realty Finance Corporation	8.875%	N/R	585,095
11,327	Northstar Realty Finance Corporation	8.750%	N/R	291,104
9,100	Northstar Realty Finance Corporation (4)	8.250%	N/R	227,227
26,498	Penn Real Estate Investment Trust	7.375%	N/R	662,450
8,205	Regency Centers Corporation	6.625%	Baa2	205,946
10,150	Senior Housing Properties Trust	5.625%	BBB–	236,597
18,620	Sunstone Hotel Investors Inc.	0.000%	N/R	472,017
33,255	VEREIT, Inc.	6.700%	BB	841,019
	Total Equity Real Estate Investment Trusts			6,794,865

	Food Products – 0.9%

39,225	CHS Inc.	7.100%	N/R	1,039,855
36,210	CHS Inc.	6.750%	N/R	951,599
	Total Food Products			1,991,454

	Insurance – 4.2%

19,934	Arch Capital Group Limited	6.750%	BBB	501,739
32,616	Argo Group US Inc.	6.500%	BBB–	815,074
50,000	Aspen Insurance Holdings Limited	7.250%	BBB–	1,271,000
30,290	Axis Capital Holdings Limited	6.875%	BBB	763,611
64,150	Endurance Specialty Holdings Limited	6.350%	BBB–	1,639,674
20,688	Kemper Corporation	7.375%	Ba1	540,991
39,825	Maiden Holdings Limited	8.250%	BB	1,027,485
14,094	Maiden Holdings NA Limited	8.000%	BBB–	357,988
15,118	Maiden Holdings NA Limited	7.750%	BBB–	406,069
27,804	National General Holding Company	7.500%	N/R	697,324
8,250	National General Holding Company	7.500%	N/R	204,683
13,775	Reinsurance Group of America Inc.	6.200%	BBB	371,650
16,000	Reinsurance Group of America, Inc.	5.750%	BBB	420,480
16,500	Torchmark Corporation	6.125%	BBB+	416,460
	Total Insurance			9,434,228

	Mortgage Real Estate Investment Trusts – 0.7%

14,385	Arbor Realty Trust Incorporated	7.375%	N/R	363,941
5,990	Capstead Mortgage Corporation	7.500%	N/R	144,000
7,585	Colony Financial Inc.	7.500%	N/R	189,322
12,520	Colony Financial Inc.	7.125%	N/R	291,716
4,662	Colony Financial Inc.	0.000%	N/R	117,762
6,042	Invesco Mortgage Capital Inc.	7.750%	N/R	145,793
10,028	MFA Financial Inc.	8.000%	N/R	257,720
	Total Mortgage Real Estate Investment Trusts			1,510,254

	Oil, Gas & Consumable Fuels – 0.1%

7,563	Scorpio Tankers Inc.	6.750%	N/R	169,109

	Real Estate Management & Development – 0.2%

16,770	Kennedy-Wilson Inc.	7.750%	BB–	429,144

	Specialty Retail – 0.4%

32,570	TravelCenters of America LLC	8.000%	N/R	824,338

	Thrifts & Mortgage Finance – 0.4%

31,750	Federal Agricultural Mortgage Corporation	6.875%	N/R	817,563

	U.S. Agency – 0.2%

5	Farm Credit Bank of Texas (2)	6.750%	Baa1	494,000

NUVEEN	21

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Coupon		Ratings (5)	Value

	Wireless Telecommunication Services – 0.5%

48,000	United States Cellular Corporation	7.250%		Ba1	$1,219,680
	Total $25 Par (or similar) Retail Preferred (cost $45,138,808)				46,623,993

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 4.0% (2.6% of Total Investments)

	Banks – 0.1%

$125	Bank of America Corporation	6.300%	N/A (6)	BB+	$130,625

	Beverages – 0.1%

150	Cott Beverages Inc.	5.375%	7/01/22	B–	152,625

	Chemicals – 0.3%

275	A Schulman Inc., 144A	6.875%	6/01/23	B+	287,375
325	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	334,750
600	Total Chemicals				622,125

	Commercial Services & Supplies – 0.4%

175	GFL Environmental Corporation, 144A	7.875%	4/01/20	B–	183,531
250	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	275,000
350	R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	340,813
775	Total Commercial Services & Supplies				799,344

	Diversified Telecommunication Services – 0.6%

890	Frontier Communications Corporation	11.000%	9/15/25	BB	918,925
582	US West Communications Company	6.875%	9/15/33	BBB–	555,034
1,472	Total Diversified Telecommunication Services				1,473,959

	Electric Utilities – 0.5%

1,110	Emera, Inc.	6.750%	6/15/76	BBB–	1,187,700

	Equity Real Estate Investment Trusts – 0.2%

475	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	503,500

	Health Care Providers & Services – 0.2%

430	Kindred Healthcare Inc.	8.000%	1/15/20	B–	427,850

	Machinery – 0.2%

400	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	418,000

	Media – 0.4%

825	Dish DBS Corporation	7.750%	7/01/26	Ba3	930,188

	Metals & Mining – 0.1%

225	ArcelorMittal	8.000%	10/15/39	BB+	246,902

	Oil, Gas & Consumable Fuels – 0.1%

200	Enviva Partners LP / Enviva Partners Finance Corp., 144A	8.500%	11/01/21	B+	208,500

	Specialty Retail – 0.4%

825	L Brands, Inc.	6.875%	11/01/35	BB+	841,500

	Wireless Telecommunication Services – 0.4%

250	Altice Financing SA, 144A	7.500%	5/15/26	BB–	260,000
750	Viacom Inc.	6.875%	4/30/36	BBB	816,720
1,000	Total Wireless Telecommunication Services				1,076,720
8,612	Total Corporate Bonds (cost $8,743,653)				9,019,538

22	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.1% (6.6% of Total Investments)

	Banks – 4.9%

1,400	Bank of America Corporation	6.500%	N/A (6)	BB+	$1,463,000
875	Citigroup Inc.	5.800%	N/A (6)	BB+	882,656
450	Citigroup Inc.	6.250%	N/A (6)	BB+	463,050
900	Citigroup Inc.	5.950%	N/A (6)	BB+	888,930
800	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	792,000
275	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	284,356
600	JP Morgan Chase & Company	7.900%	N/A (6)	BBB–	621,300
900	JP Morgan Chase & Company	6.750%	N/A (6)	BBB–	969,750
125	JP Morgan Chase & Company	6.100%	N/A (6)	BBB–	126,484
975	M&T Bank Corporation	6.450%	N/A (6)	Baa2	1,043,250
1,150	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	1,237,688
825	SunTrust Bank Inc.	5.625%	N/A (6)	Baa3	844,594
900	Wells Fargo & Company	5.875%	N/A (6)	BBB	944,910
475	Zions Bancorporation	7.200%	N/A (6)	BB–	499,344
	Total Banks				11,061,312

	Capital Markets – 0.6%

425	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	407,469
850	Morgan Stanley	5.550%	N/A (6)	Ba1	859,563
	Total Capital Markets				1,267,032

	Consumer Finance – 0.4%

575	American Express Company	5.200%	N/A (6)	Baa2	570,688
400	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	405,000
	Total Consumer Finance				975,688

	Energy Equipment & Services – 0.2%

475	TransCanada Trust	5.875%	8/15/76	BBB	494,000

	Food Products – 1.2%

2,175	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	2,218,500
425	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	433,500
	Total Food Products				2,652,000

	Industrial Conglomerates – 0.9%

1,914	General Electric Company	5.000%	N/A (6)	A	1,986,158

	Insurance – 1.9%

895	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	1,006,875
1,000	MetLife Inc.	10.750%	8/01/69	BBB	1,535,000
1,000	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	1,035,000
594	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	603,653
	Total Insurance				4,180,528
	Total $1,000 Par (or similar) Institutional Preferred (cost $21,304,514)				22,616,718
	Total Long-Term Investments (cost $265,795,894)				326,925,560

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 7.6% (5.0% of Total Investments)

	REPURCHASE AGREEMENTS – 7.6% (5.0% of Total Investments)

$17,043	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $17,043,516, collateralized by $17,085,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $17,387,302	0.030%	1/03/17		$17,043,459
	Total Short-Term Investments (cost $17,043,459)				17,043,459
	Total Investments (cost $282,839,353) – 153.2%				343,969,019
	Borrowings – (46.8)% (7), (8)				(105,000,000)
	Other Assets Less Liabilities – (6.4)% (9)				(14,424,631)
	Net Assets Applicable to Common Shares – 100%				$224,544,388

NUVEEN	23

JTD	Nuveen Tax-Advantaged Dividend Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Investments in Derivatives as of December 31, 2016

Options Written

Number of Contracts	Description	Notional Amount (10)	Expiration Date	Strike Price	Value
(50)	S&P 500® Index	$(11,500,000)	1/20/17	$2,300	$(15,750)
(25)	NASDAQ 100® Index	(12,562,500)	1/20/17	5,025	(23,000)
(100)	Russell 2000® Index	(14,000,000)	1/20/17	1,400	(49,500)
(100)	Russell 2000® Index	(14,100,000)	1/20/17	1,410	(31,500)
(125)	Russell 2000® Index	(17,750,000)	1/20/17	1,420	(25,000)
(400)	Total Options Written (premiums received $528,434)	$(69,912,500)			$(144,750)

Interest Rate Swaps

Counter party	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$27,625,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	7/03/17	12/01/18	12/01/20	$(127,289)	$(493,395)
JPMorgan Chase Bank, N.A.	27,625,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	7/03/17	12/01/20	12/01/22	(267,923)	(800,498)
	$55,250,000								$(395,212)	$(1,293,893)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $81,558,707.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Borrowings as a percentage of Total Investments is 30.5%.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $211,218,112 have been pledged as collateral for borrowings.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

24	NUVEEN

Statement of Assets and Liabilities	December 31, 2016

Assets
Long-term investments, at value (cost $265,795,894)	$326,925,560
Short-term investments, at value (cost approximates value)	17,043,459
Interest rate swaps premiums paid	898,681
Receivable for:
Dividends	532,229
Interest	477,251
Investments sold	2,098,311
Reclaims	100,028
Other assets	29,378
Total assets	348,104,897
Liabilities
Borrowings	105,000,000
Cash overdraft	3,908,015
Call options written, at value (premiums received $528,434)	144,750
Unrealized depreciation on interest rate swaps	1,293,893
Payable for investments purchased	12,791,022
Accrued expenses:
Management fees	269,202
Interest on borrowings	10,987
Trustees fees	29,106
Other	113,534
Total liabilities	123,560,509
Net assets applicable to common shares	$224,544,388
Common shares outstanding	14,484,340
Net asset value (“NAV”) per common share outstanding	$15.50
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$144,843
Paid-in surplus	184,762,786
Undistributed (Over-distribution of) net investment income	(296,454)
Accumulated net realized gain (loss)	(20,286,244)
Net unrealized appreciation (depreciation)	60,219,457
Net assets applicable to common shares	$224,544,388
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

NUVEEN	25

Statement of Operations	Year Ended December 31, 2016

Investment Income
Dividends (net of foreign tax withheld of $246,444)	$10,520,484
Interest	1,947,937
Other	56,283
Total investment income	12,524,704
Expenses
Management fees	3,156,302
Interest expense on borrowings	1,207,155
Custodian fees	110,918
Trustees fees	9,659
Professional fees	42,576
Shareholder reporting expenses	55,130
Shareholder servicing agent fees	463
Stock exchange listing fees	7,832
Investor relations expenses	46,785
Other	22,754
Total expenses	4,659,574
Net investment income (loss)	7,865,130
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(780,583)
Options written	(6,922,256)
Swaps	5,665
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,375,546
Options written	214,001
Swaps	(204,562)
Net realized and unrealized gain (loss)	7,687,811
Net increase (decrease) in net assets applicable to common shares from operations	$15,552,941

See accompanying notes to financial statements.

26	NUVEEN

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$7,865,130	$7,649,007
Net realized gain (loss) from:
Investments and foreign currency	(780,583)	14,293,665
Options written	(6,922,256)	(795,238)
Swaps	5,665	(5,665)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,375,546	(25,113,486)
Options written	214,001	221,605
Swaps	(204,562)	(1,239,208)
Net increase (decrease) in net assets applicable to common shares from operations	15,552,941	(4,989,320)
Distribution to Common Shareholders
From net investment income	(7,873,658)	(18,713,767)
Return of capital	(10,086,924)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,960,582)	(18,713,767)
Net increase (decrease) in net assets applicable to common shares	(2,407,641)	(23,703,087)
Net assets applicable to common shares at the beginning of period	226,952,029	250,655,116
Net assets applicable to common shares at the end of period	$224,544,388	$226,952,029
Undistributed (Over-distribution of) net investment income at the end of period	$(296,454)	$(865)

See accompanying notes to financial statements.

NUVEEN	27

Statement of Cash Flows	Year Ended December 31, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$15,552,941
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(62,511,611)
Proceeds from sales and maturities of investments	72,796,832
Proceeds from (Purchases of) short-term investments, net	(12,334,958)
Proceeds from (Payments for) closed foreign currency spot contracts	646
Proceeds from (Payments for) swap contracts, net	5,665
Premiums received (paid) for interest rate swaps	(568,408)
Premiums received for options written	16,413,847
Cash paid for terminated options written	(23,072,477)
Amortization (Accretion) of premiums and discounts, net	24,024
(Increase) Decrease in:
Receivable for dividends	52,373
Receivable for interest	(96,174)
Receivable for investments sold	(2,027,511)
Receivable for reclaims	(44,017)
Other assets	(821)
Increase (Decrease) in:
Payable for investments purchased	11,977,961
Accrued management fees	(216)
Accrued interest on borrowings	4,977
Accrued Trustees fees	1,495
Accrued other expenses	16,229
Net realized (gain) loss from:
Investments and foreign currency	780,583
Options written	6,922,256
Swaps	(5,665)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(15,375,546)
Options written	(214,001)
Swaps	204,562
Net cash provided by (used in) operating activities	8,502,986
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	3,908,015
Proceeds from borrowings	11,000,000
Repayments of borrowings	(6,000,000)
Cash distributions paid to common shareholders	(17,999,198)
Net cash provided by (used in) financing activities	(9,091,183)
Net Increase (Decrease) in Cash	(588,197)
Cash at the beginning of period	588,197
Cash at the end of period	—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,202,178

See accompanying notes to financial statements.

28	NUVEEN

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NUVEEN	29

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Discount From Shares Repurchased and Retired	Ending NAV	Ending Share Price
Year Ended 12/31:
2016	$15.67	$0.54	$0.53	$1.07	$(0.54)	$(0.70)	$(1.24)	$—	$15.50	$13.93
2015	17.31	0.53	(0.88)	(0.35)	(1.29)	—	(1.29)	—	15.67	13.91
2014	17.18	0.66	0.69	1.35	(1.22)	—	(1.22)	—	17.31	16.15
2013	15.17	0.52	2.60	3.12	(1.11)	—	(1.11)	—	17.18	15.66
2012	13.56	0.51	2.14	2.65	(0.87)	(0.17)	(1.04)	—	15.17	14.50

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016	$105,000	$3,139
2015	100,000	3,270
2014	110,000	3,279
2013	101,000	3,464
2012	96,000	3,289

30	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.93%	9.22%	$224,544	2.05%	3.46%	19%
(2.06)	(6.04)	226,952	1.98	3.11	23
7.98	11.33	250,655	1.95	3.80	32
21.11	16.16	248,903	2.00	3.18	33
19.89	26.98	219,741	2.11	3.51	31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2016	0.53%
2015	0.46
2014	0.44
2013	0.49
2012	0.58

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	31

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with its affiliates Santa Barbara Asset Management, LLC (“Santa Barbara”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. NAM is responsible for the writing of index call options on various equity market indices, while the Adviser manages the Fund’s investments in interest rate swap contracts.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities and, to a limited extent, write (sell) call options on various equity market indices.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$363,057

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

32	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	33

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

34	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$197,199,657	$48,243,216	**	$—	$245,442,873
Convertible Preferred Securities	3,028,248	194,190	**	—	3,222,438
$25 Par (or similar) Retail Preferred	45,032,380	1,591,613	**	—	46,623,993
Corporate Bonds	—	9,019,538		—	9,019,538
$1,000 Par (or similar) Institutional Preferred	—	22,616,718		—	22,616,718

Short-Term Investments:
Repurchase Agreements	—	17,043,459		—	17,043,459

Investments in Derivatives:
Options Written	(144,750)	—		—	(144,750)
Interest Rate Swaps***	—	(1,293,893)		—	(1,293,893)
Total	$245,115,535	$97,414,841		$—	$342,530,376
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	35

Notes to Financial Statements (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$20,582,424	6.0%
France	13,233,905	3.8
Japan	12,735,042	3.7
Canada	8,305,580	2.4
Other	39,479,049	11.5
Total non-U.S. securities	$94,336,000	27.4%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$17,043,459	$(17,043,459)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options

36	NUVEEN

written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on stock indexes, while investing in a portfolio that included equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(102,438,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(144,750)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(6,922,256)	$214,001

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap, that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a cleaning house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

NUVEEN	37

Notes to Financial Statements (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$55,250,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,293,893)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(1,293,893)	$—	$(1,293,893)	$898,681	$232,767	$(162,445)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$5,665	$(204,562)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any

38	NUVEEN

unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in common shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $62,511,611 and $72,796,832, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	290	$264,808
Options written	10,464	16,413,847
Options terminated in closing purchase transactions	(9,904)	(15,445,139)
Options expired	(450)	(705,082)
Options outstanding, end of period	400	$528,434

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$283,945,225
Gross unrealized:
Appreciation	$65,952,666
Depreciation	(5,928,872)
Net unrealized appreciation (depreciation) of investments	$60,023,794

Permanent differences, primarily due to real estate investment trust adjustments, foreign currency transactions, complex securities character adjustments, bond premium amortization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2016, the Fund’s tax year end, as follows:

Paid-in surplus	$4,372
Undistributed (Over-distribution of) net investment income	(287,061)
Accumulated net realized gain (loss)	282,689

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

NUVEEN	39

Notes to Financial Statements (continued)

The tax character of distributions paid during the Fund’s tax years ended December 31, 2016 and December 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[1]	$7,873,658
Distributions from net long-term capital gains	—
Return of capital	10,086,924

2015
Distributions from net ordinary income[1]	$18,713,767
Distributions from net long-term capital gains	—
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2016, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$10,449,914
Not subject to expiration	8,643,227
Total	$19,093,141

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

40	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016, the complex-level fee for the Fund was 0.1625%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has a $105,000,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $105,000,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% (1-month LIBOR plus 0.85% for the period January 1, 2016 through February 25, 2016) per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $100,713,798 and 1.18%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

NUVEEN	41

Notes to Financial Statements (continued)

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $81,558,707. During the current fiscal period the Fund earned Rehypothecation Fees of $56,283, which is recognized as “Other income” on the Statement of Operations.

42	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JTD
% QDI	100%
% DRD	78.6%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	43

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Blended Index (Old Comparative Benchmark): The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, 3) 12% of the return of the BofA/Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 12% of the return of the BofA/Merrill Lynch Fixed Rate Preferred Index, which consists of taxable, fixed rate, U.S. Dollar denominated investment grade, preferred securities listed on a U.S. exchange. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Blended Index (New Comparative Benchmark): The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, 3) 12.5% of the return of the BofA/Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 12.5% of the return of the BofA/Merrill Lynch Fixed Rate Preferred Index, which consists of taxable, fixed rate, U.S. Dollar denominated investment grade, preferred securities listed on a U.S. exchange. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

44	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	45

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		182

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		182

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		182

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		182

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		182

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		182

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		182

NUVEEN	47

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		182

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co- Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		183

48	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		183

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		183

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		183

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017)of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		183

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		183

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		183

NUVEEN	49

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		183

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		183

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		183

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-G-1216D        23208-INV-Y-03/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Tax-Advantaged Dividend Growth Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2016	$26,375	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2015	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2016	$0	$0	$0	$0
December 31, 2015	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Nuveen Asset Management, LLC (“Nuveen Asset Management”) and Santa Barbara Asset Management (“Santa Barbara”) (NWQ, Nuveen Asset Management and Santa Barbara are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.) NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Nuveen Asset Management, LLC (Nuveen Asset Management) and Santa Barbara Asset Management, LLC (“Santa Barbara”) as Sub-Advisers to provide discretionary investment advisory services; (NWQ, Nuveen Asset Management and Santa Barbara are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2016, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type							(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	9	$2.44 billion	0	$0	4		$26 million	N/A	N/A	N/A

David Friar	10	$3.36 billion	0	$0	7		$504 million	N/A	N/A	N/A
					1	*	$201 million

*Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Thomas J. Ray, CFA, Managing Director, Head of Fixed Income and Fixed Income Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director and Fixed Income Portfolio Manager/Analyst

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan where she managed multi-sector and multi-currency fixed income portfolios with responsibility for over $1.8 billion in assets under management.. Prior to that, she was a currency exchange associate at Fleet National Bank in Singapore covering Asian, Euro, and other major currencies.

Susi earned her B. Comm. in Finance from the University of British Columbia and received her M.B.A. in Finance at the Marshall School of Business at the University of Southern California. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts. She also earned her Financial Risk Manager designation in 2003.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the Income Oriented Strategy, Mr. Ray and Ms. Budiman are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2016 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts		Assets		Number of Accounts with Performance- Based fees	Assets of Accounts with Performance- Based Fees
Thomas Ray	Registered Investment Companies	10		$1.8 billion		0	0
	Other Pooled Investment Vehicles	2		$140 million		0	0
	Other Accounts	1807	*	$1.0 billion	*	0	0

Susi Budiman	Registered Investment Companies	4		$1.1 billion		0	0
	Other Pooled Investment Vehicles	2		$140 million		0	0
	Other Accounts	1802	*	$926.2 million	**	0	0

*includes approximately $242 million in model-based and other non-discretionary assets as of 12/31/16

***includes approximately $215 million in model-based assets as of 12/31/16

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented based on investment performance exceeding applicable benchmarks. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with certain senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to participating employees that is similar to restricted stock and options, and vests over the next several years. The equity ownership is large in scale, broadly distributed, and has a robust governance structure to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms

Item 8(a)(4).	OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas Ray	X
Susi Budiman	X

Santa Barbara

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

James R. Boothe, CFA, Chief Investment Officer and Portfolio Manager

Mr. James R. Boothe, CFA, joined Santa Barbara Asset Management in 2002. Prior to joining the firm, Mr. Boothe was a Portfolio Manager and an Industrials Analyst at USAA. Preceding this, he worked at San Juan Asset Management as a Portfolio Manager and Analyst. Mr. Boothe received a B.B.A. from Kent State University and an M.B.A. in Finance from Loyola Marymount University. Mr. Boothe holds the Chartered Financial Analyst designation..

Item 8(a)(2).	OTHER ACCOUNTS MANAGED

In addition to managing a portion of the Nuveen Diversified Dividend and Income Fund, Mr. Boothe is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2016 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets		Number of Accounts with Performance- Based fees	Assets of Accounts with Performance- Based Fees
James Boothe	Registered Investment Companies	5	$2.8 billion		0	0
	Other Pooled Investment Vehicles	1	$118 million		0	0
	Other Accounts	4,429	$6.0 billion	*	1	$88.7 million

* includes approximately $4.9 billion in model-based assets as of 12/31/16.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account. Santa Barbara seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•

With respect to many of its clients’ accounts, Santa Barbara determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Santa Barbara may be limited by the client with respect to the selection of brokers when the client instructs Santa Barbara to direct trades through a particular broker. Santa Barbara aggregates client orders at the broker level in accordance with a client’s brokerage instruction and executes orders utilizing a broker rotation schedule which sequences discretionary trades, client directed trades by broker, and wrap-fee trades including UMA trades.

•	Finally, the appearance of a conflict of interest may arise where Santa Barbara has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. Santa Barbara periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

Santa Barbara has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Annual compensation consists of both a base salary and bonus that can be a multiple of the base salary. Additionally the portfolio managers participates in a long-term incentive program, as noted below. Annual bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios managed, relative to the strategy’s general benchmark for one, three and five-year periods, as applicable. SBAM relies on Nuveen’s annual participation in the McLagan compensation survey to regularly benchmark employee salaries, bonus, and total cash levels to ensure it remains competitive.

SBAM has provided all employees with a meaningful opportunity to participate in the success of the firm through participation in an equity incentive program. Participants in the program receive profits interests, which vest over time. Holders of profits interests are entitled to receive a percentage of SBAM’s annual profits and will participate in the growth of the overall value of SBAM. The plan was put in place to retain talented employees and create an even stronger alignment to the long term success of the firm and SBAM’s clients. Specific details regarding SBAM’s equity program are proprietary and confidential.

Item 8(a)(4).	OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Boothe	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017